EXHIBIT 10.1

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE SECURITIES PURCHASED UNDER THIS AGREEMENT ARE SUBJECT TO FURTHER RESTRICTIONS ON TRANSFER AND RESALE DESCRIBED HEREIN.

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT, dated as of January 1, 2024 (this “Agreement”), is by and among, each of the undersigned subscribers identified on the signature pages hereto (each a “Subscriber” and together, the “Subscribers”), iCoreConnect Inc., a Delaware corporation (“Parent”).

RECITALS

WHEREAS, reference is made to that certain Asset Purchase Agreement, dated as of January 1, 2024 (the “Purchase Agreement”), by and among Ally Commerce, Inc. d/b/a FeatherPay, a Delaware corporation (“Seller”), Seller Principal, Parent, and iCore Midco, Inc., a Nevada Corporation and wholly-owned subsidiary of Parent (“Purchaser”), pursuant to which Purchaser will acquire from Seller and Seller will assign to Purchaser substantially all of the assets of Seller. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Purchase Agreement.

WHEREAS, pursuant to the Purchase Agreement, the Subscribers are entering this Agreement with respect to, among other things, the Stock Consideration to be issued to the Subscribers pursuant to the Purchase Agreement.

WHEREAS, in connection with the consummation of the transactions contemplated by the Purchase Agreement (the “APA Closing”), the Subscribers desire to irrevocably subscribe for and purchase, and Seller, desires to issue and sell, certain assets of Seller pursuant to the terms of this Agreement.

AGREEMENT

1. Subscription. Subject to the terms and conditions hereof, the Subscribers hereby irrevocably subscribe for an aggregate of 480,000 shares of Parent Series A Preferred Stock, par value $0.0001 (the “Securities”), to be issued as consideration in connection with the Purchase Agreement. The undersigned acknowledges that the Securities will be subject to restrictions on transfer as set forth in this Agreement.

2. The Closing. The closing of the purchase and sale of the Securities (the “Closing”) shall take place simultaneously with the APA Closing at the principal office of Parent or at such other place as shall be designated by Parent. The parties hereto acknowledge and agree that certain conditions must be satisfied or waived prior to the APA Closing and that this Agreement is subject to and conditioned upon the APA Closing. In the event that the APA Closing does not occur for any reason, this Agreement shall automatically terminate, become void and be of no further force or effect.

3. Closing Deliverables. At the Closing, (a) the Subscribers shall deliver to the Parent (i) the deliverables required to be delivered by the Subscribers pursuant to the Purchase Agreement, and (ii) an Internal Revenue Service Form W-9, properly completed and duly executed by the Subscribers, and (b) the Parent shall issue to the Subscribers the Securities, in book-entry form on the Parent’s stock register, to the Subscribers bearing an appropriate legend referring to the fact that the Securities were sold in reliance upon an exemption from registration under the Securities Act.

4. Representations, Warranties and Covenants of Parent. Parent represents and warrants to the Subscribers as follows:

(a) Organization and No Conflict. Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified or registered to do business in each jurisdiction in which the nature of its business or operations would require such qualification or registration, except in such jurisdiction where the failure to be duly qualified, licensed or registered and in good standing would not reasonably be expected to have a material adverse effect. The execution, delivery or performance of this Agreement will not (i) conflict with the governing documents of Parent (ii) conflict with, result in a breach or termination of, constitute a default under, or require any notice under any lease, agreement, commitment or other instrument to which Parent is a party (in each case, in any material respect), or (iii) conflict with or result in a violation or breach of any term or provision of any law applicable to Parent, require any compliance, exemption, authorization or other action by, nor notice to, or filing with any governmental entity or any other Person, nor require a lapse of a waiting period under any applicable law.

(b) Authority. Parent has all requisite corporate power and authority (and in the case of an individual, the capacity) to execute, deliver or perform its obligations under this Agreement. This Agreement has been duly authorized, executed and delivered by Parent. This Agreement is a legal, valid and binding obligations of Parent, enforceable against Parent in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(c) Securities. The Securities have been duly and validly authorized and, when issued to the Subscribers in the manner contemplated by this Agreement, will be validly issued and fully paid, and will be free and clear of all pledges, liens, claims, encumbrances and restrictions, other than those contained or specified in this Agreement, restrictions of general applicability imposed by federal or state securities laws and any pledges, liens, claims, encumbrances and restrictions imposed on the Securities by the Subscribers.

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5. Representations, Warranties, and Covenants of the Subscribers. The Subscribers represent and warrant to Parent as follows:

(a) Organization and No Conflict. If a Subscriber is an entity, such Subscriber is duly organized, validly existing and in good standing under the laws of the its state of formation and is qualified or registered to do business in each jurisdiction in which the nature of its business or operations would require such qualification or registration, except in such jurisdiction where the failure to be duly qualified, licensed or registered and in good standing would not reasonably be expected to have a material adverse effect. The execution, delivery or performance of this Agreement will not (i) conflict with the governing documents of the Subscriber, (ii) conflict with, result in a breach or termination of, constitute a default under, or require any notice under any lease, agreement, commitment or other instrument to which the Subscribers are party (in each case, in any material respect), or (iii) conflict with or result in a violation or breach of any term or provision of any law applicable to the Subscriber, require any compliance, exemption, authorization or other action by, nor notice to, or filing with any governmental entity or any other Person, nor require a lapse of a waiting period under any applicable law.

(b) Authority. The Subscribers have all requisite power and authority (and in the case of an individual, the capacity) to execute, deliver or perform its obligations under this Agreement. This Agreement has been duly authorized, executed and delivered by the Subscribers. This Agreement is a legal, valid and binding obligation of the Subscribers, enforceable against the Subscribers in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(c) Restricted Securities. The Subscribers acknowledge and agree that (i) the Securities are being issued in reliance upon one or more exemptions from the registration requirements of the Securities Act and any applicable state securities laws; (ii) the Securities are not being registered under the Securities Act or any applicable state securities laws; (iii) the Securities cannot be sold, transferred or otherwise disposed of by the Subscribers unless they are subsequently registered under the Securities Act and applicable state securities laws, or an exemption from such registration is available at the time of the desired sale; (iv) the Subscribers must bear the economic risk of an investment in such Securities for an indefinite period; (v) the Subscribers have no right to require registration under federal or state securities laws of such Securities, and there is no assurance that any trading market in such Securities will develop; (vi) the Subscribers will not attempt to assign or otherwise transfer all or any portion of such Securities except in accordance with the Securities Act and any applicable state securities laws; (vii) the Securities were not offered to the Subscribers by any means of general solicitation or general advertising, and the Subscribers have not attended any seminar or other public promotional meeting with respect to the sale of the Securities; (viii) the Subscribers have not relied and will not rely upon any offering material or literature other than this Agreement or upon any information given to the Subscribers by Persons other than Parent; and (ix) neither the U.S. Securities and Exchange Commission (the “SEC”) nor any other federal, state or non-U.S. agency has recommended, approved or endorsed the purchase of the Securities as an investment or passed on the accuracy or adequacy of the information provided to the Subscribers.

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(d) Investment Purpose. The Subscribers are acquiring such Securities solely for investment for such Subscribers’ own account and has no agreement, understanding or arrangement to subdivide, sell, assign, transfer or otherwise dispose of all or any part of such Securities to any other person.

(e) Investor Qualification. Each Subscriber is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

(f) Evaluation of Risk. The Subscribers have such substantial knowledge and experience in financial and business matters in general, and in similar investments in particular, that the Subscribers are capable of reading and understanding information about Parent and evaluating the merits and risks of an investment in Parent and the merits and risks of the acquisition of the Securities.

(g) Disclosure of Information. The Subscribers represent and warrant that the Subscribers (i) have been furnished with all information that the Subscribers deem necessary to evaluate the merits and risks of the purchase of the Securities, (ii) have had the opportunity to ask questions and receive answers concerning the information received about the Securities and Parent, and (iii) have been given the opportunity to obtain any additional information the Subscribers deem necessary to verify the accuracy of any information obtained concerning the Securities and Parent.

(h) Independent Investigation. The Subscribers have relied on their own independent inquiry and have relied fully on the advice of the Subscribers’ own legal counsel, accountant, financial and other advisors in determining the legal, financial and other consequences of this Agreement and the transactions contemplated hereby and the suitability of this Agreement and the transactions contemplated hereby for the Subscribers and the Subscribers’ particular circumstances; provided that the Subscribers have the right to rely upon the representation and warranties set forth herein. Except as set forth herein, the Subscribers have not relied upon any representations or advice by Parent or any of its Affiliates or their representatives or agents.

(i) No Resale. The Subscribers acknowledge and understand that at the present time, Rule 144 of the Securities Act (17 C.F.R. § 230.144) may not be relied on for the resale or distribution of the Securities by the Subscribers. The Subscribers understand that Parent has no obligation to the Subscribers to register the Securities with the SEC and has not represented to the Subscribers that it will so register the Securities.

(j) Financial Condition. The Subscribers have adequate means to provide for the Subscribers’ current cash needs and possible contingencies, and their financial condition is such that the Subscribers can afford to bear all risks associated with a purchase of the Securities. The Subscribers have the financial capacity to hold the Securities purchased hereby for an indefinite period of time, and can afford to suffer the complete loss thereof.

(k) Parent Reliance. The Subscribers understand the meaning of the representations and warranties contained in this Agreement and understand and acknowledge that Parent is relying upon the representations and warranties contained in this Agreement in determining whether Parent is eligible for exemption from the registration requirements contained in the Securities Act and in determining whether to accept the subscription tendered hereby.

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(l) Broker’s, Finder’s or Similar Fees. No broker, finder, financial advisor or investment banker is or will become entitled to any broker’s, finder’s, financial advisor’s, or investment banker’s fee or commission or similar payment in connection with the transactions contemplated hereby based on arrangements made by or on behalf of the Subscribers or any Affiliates of the Subscribers.

(m) No Other Representations and Warranties. Except as set forth herein, the Subscribers acknowledge and agree that no representations or warranties (whether oral or written) have been made by Parent or any of its Affiliates or their representatives and that the Subscribers have not been guaranteed or represented to by any Person (i) any specific amount or the event of the distribution of any cash, property or other interest in Parent or (ii) the profitability or value of the Securities in any manner whatsoever.

(n) Prior Disclosures. The Subscribers hereby represent and warrant that all the information regarding the subject matter of this Section 5 previously supplied by the Subscribers to Parent is true, correct and complete both when provided and as of the date hereof.

(o) Future Dilutions. The Subscribers acknowledge that the Securities are subject to dilution for events not under the control of the Subscribers.

6. Limitation of Liability. Parent’s aggregate liability under this Agreement for breaches of representations and warranties will not exceed the value of the Securities vested hereunder as determined by the board of directors of Parent.

7. Limitation on Conversion. The parties hereto agree that the Subscribers shall only be entitled to convert the Securities issued hereunder into shares of Parent’s Common Stock, par value $0.0001, to the extent that such conversions (including any potential aggregation with a third party which is part of a single plan of financing) would require the approval of Parent’s stockholders in connection with the rules of the Nasdaq Stock Market (or such other exchange on which Parent’s securities may be traded). In the event that any portion of the Securities are not permitted to convert into shares of Parent’s Common Stock pursuant to the limitation in this Section 7, Parent shall seek shareholder approval of such conversions and share issuances promptly, and in no event more than 180 days following the date that such Securities would have otherwise been convertible into share of Parent Common Stock.

8. Miscellaneous.

(a) Indemnification. The Subscribers hereby agree to defend, indemnify and hold harmless Parent and any of its investors, managers, officers, directors, employees, agents and/or control persons who was or is a party or is threatened to be made a party to any threatened, pending or completed suit, action or proceeding, whether civil or criminal, administrative or investigative, to the fullest extent permitted by law, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made by the Subscribers to Parent including, without limitation, any such misrepresentation, misstatement or omission contained in this Agreement, against any losses, damages, liabilities and expenses for which Parent, and any of its investors, managers, officers, directors, employees, agents and/or control persons has not otherwise been reimbursed (including without limitation attorneys’ fees, judgments, fines and amounts paid in settlement or incurred in a securities or other action in which no judgment in favor of the Subscribers is rendered) actually and reasonably incurred by such person or entity in connection with such action, suit or proceeding.

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(b) Effect. This Agreement is binding upon the parties, their respective heirs, personal representatives, successors and assigns.

(c) Integration. This Agreement contains the entire agreement and understanding among the parties hereto regarding the subject matter hereof and supersedes all prior and contemporaneous agreements, oral or written.

(d) Assignment. Except as specifically provided in this Agreement, the rights herein contained shall not be assignable to any person without the prior written consent of all the parties hereto.

(e) Notices. All notices under this Agreement shall be made in accordance with Section 11.1 of the Purchase Agreement.

(f) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without reference to rules governing conflicts of laws.

(g) Counterparts; Facsimile. This Agreement may be executed simultaneously in two counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed signature page to this Agreement by facsimile transmission or e-mail shall be as effective as delivery of a manually signed counterpart thereof.

(h) Amendments and Waivers. This Agreement may be modified, amended and the observance of any term may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of Parent and the Subscribers.

(i) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner so that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

(j) Irrevocable Subscription. The Subscribers acknowledge and agree that this subscription is irrevocable, except as expressly provided in any applicable federal or state laws governing this Agreement and the transactions contemplated thereby.

9. Further Advice and Assurances. All information which the Subscribers have provided to Parent and/or the board of directors of Parent is true, correct and complete in all material respects as of the date hereof, and the undersigned agrees to notify Parent promptly upon becoming aware of any representation, warranty or information contained in this Agreement being untrue in any respect at any time. The Subscribers agree to provide such information and execute and deliver such documents with respect to itself and its direct and indirect beneficial owners as Parent and/or the board of directors of Parent may from time to time reasonably request to verify the accuracy of the Subscribers’ representations and warranties herein (including, for the avoidance of doubt and without limitation, verification of the Subscribers’ status as an “accredited investor” within the meaning of Rule 501(a) under the Securities Act), establish the identities of the Subscribers and the direct and indirect participants in its investment in Parent, and to the extent applicable, to effect any transfer and admission and/or comply with any law, rule or regulation to which Parent may be subject.

Signature Page Follows

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed as of the date first written above.

PARENT

iCoreConnect Inc.

By:
Name:
Title:

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Subscriber:

[NAME]

By:
Name:
Title:

Type of Securities: Series A Preferred Stock

Number of Securities: [#] Shares

[Physical Address]

[Email Address]

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